                                                                     EX-99.B9(f)

                                  EXHIBIT 9(f)


                    SUBADMINISTRATION AGREEMENT SUPPLEMENTS

                                                                    Exhibit 9(f)

                    SUBADMINISTRATION AGREEMENT SUPPLEMENT

                                   BOND FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Bond Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                     SUBADMINISTRATION AGREEMENT SUPPLEMENT

                                EAFE INDEX FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the EAFE Index Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                     SUBADMINISTRATION AGREEMENT SUPPLEMENT

                               GROWTH EQUITY FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Growth Equity Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                     SUBADMINISTRATION AGREEMENT SUPPLEMENT

                               INDEXED BOND FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Indexed Bond Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                     SUBADMINISTRATION AGREEMENT SUPPLEMENT

                              INDEXED EQUITY FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Indexed Equity Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                    SUBADMINISTRATION AGREEMENT SUPPLEMENT

                            INTERNATIONAL BOND FUND



     AGREEMENT made as of the 1st day of January, 1995, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the International Bond Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 1, 1995 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                    SUBADMINISTRATION AGREEMENT SUPPLEMENT

                           INTERNATIONAL EQUITY FUND



     AGREEMENT made as of the 1st day of January, 1995, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the International Equity Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 1, 1995 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                    SUBADMINISTRATION AGREEMENT SUPPLEMENT

                               MONEY MARKET FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Money Market Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                    SUBADMINISTRATION AGREEMENT SUPPLEMENT

                               MULTI-ASSET FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Multi-Asset Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                    SUBADMINISTRATION AGREEMENT SUPPLEMENT

                             SHORT-TERM BOND FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement, dated January 3, 1994 ("Master Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Short-Term Bond Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO

                    SUBADMINISTRATION AGREEMENT SUPPLEMENT

                               VALUE EQUITY FUND



     AGREEMENT made as of the 3rd day of January, 1994, by and between New York Life Insurance Company (the "Administrator") and NYLIFE Distributors Inc. (the "Subadministrator").

     WHEREAS, Mainstay Institutional Funds Inc. (the "Company") is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Administrator and the Subadministrator have entered into a Master Subadministration Agreement dated January 3, 1994 ("Master
Subadministration Agreement"), pursuant to which the Administrator has appointed the Subadministrator to provide the administrative services specified in the Master Subadministration Agreement; and

     WHEREAS, the Value Equity Fund (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the parties hereby agree to take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Subadministration Agreement, the Administrator hereby adopts the Master Subadministration Agreement with respect to the Fund, and the Subadministrator hereby acknowledges that the Master Subadministration Agreement shall pertain to the Fund, the terms and conditions of such Master Subadministration Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Master Subadministration Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Subadministration Agreement and subject to further conditions as set forth therein, the Administrator shall pay the Subadministrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of .10% of the Fund's average daily net assets.

     4. This Supplement and the Master Subadministration Agreement (together, the "Agreement") shall become effective with respect to the Fund on January 3, 1994 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated by the Administrator at any time, without the payment of any penalty or by the Subadministrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: ______________________________
                                     Name:   Jefferson C. Boyce
                                     Title:  Senior Vice President


                                 NYLIFE DISTRIBUTORS INC.


                                 By: ______________________________
                                     Name:   Richard A. Topp
                                     Title:  President and CEO



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